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                                                                EXHIBIT 10.5(d)


                            ASSIGNMENT OF TRADEMARKS

         WHEREAS, INFOCURE CORPORATION, a Delaware corporation ("Assignor"), is the owner of the trademarks and registrations thereof in the United States Patent and Trademark Office listed on the attached Exhibit A.

         WHEREAS, PRACTICEWORKS SYSTEMS, LLC, a Georgia limited liability corporation ("Assignee"), is desirous of acquiring the entire right, title, and interest in said trademarks and registrations.

         NOW, THEREFORE, in consideration for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, assigns, and transfers to Assignee the entire right, title and interest in and to said trademarks and registrations thereof, including the right to sue for damages and other remedies in respect of any infringement of the trademarks which may have occurred before the date of this assignment, together with the goodwill of the business symbolized by said trademarks and registrations.

         Signed this 5th day of March, 2001

                                            INFOCURE CORPORATION,
                                            a Delaware corporation

                                               /s/ Frederick L. Fine
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                                            Frederick L. Fine
                                            Chief Executive Officer

STATE OF                            )
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                                    :
                       COUNTY       )
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                  I, the undersigned, a Notary Public in and for said County in said State, hereby certify that _____________, whose name as _______________ of InfoCure Corporation, a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of this instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and seal of office this 5th day of March, 2001.



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                                    Notary Public
[NOTARIAL SEAL]                     My commission expires:
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